Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Annual Report of International Paper Company (the “Company”) on Form 10-K for the period ended December 31, 2025 for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code. Andrew K. Silvernail, Chief Executive Officer of the Company, and Lance T. Loeffler, Chief Financial Officer of the Company, each certify that, to the best of his or her knowledge:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Andrew K. Silvernail
Andrew K. Silvernail
Chairman of the Board and Chief Executive Officer
February 27, 2026

/s/ Lance T. Loeffler
Lance T. Loeffler
Senior Vice President and Chief Financial Officer
February 27, 2026